Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as adopted Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002.

In connection with the annual report of Feminique Corporation (the "COMPANY") on Form 10-QSB for the period ended December 31, 2003 as filed with the SEC on the date hereof (the "REPORT"), I hereby certify, in my capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                /s/  MAX KHAN
                                -----------------
                                By:  Max Khan
                                     Chief Executive Officer,
                                     Chief Financial Officer
                                     DATE:  February 14, 2004


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